Exhibit 32.1


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 of The Equitable Life Assurance Society of the United States (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher M. Condron, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Christopher M. Condron
                                           ----------------------------------
                                           Christopher M. Condron
                                           Chairman of the Board,
                                           President and Chief Executive Officer



         Date: August 12, 2004